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                                                                  EXHIBIT 10.6



         THIS DEBENTURE HAS BEEN ISSUED UNDER AN EXEMPTION FROM REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 (the "1933 Act") AS WELL AS APPLICABLE STATE SECURITIES LAWS. IT CANNOT BE SOLD, PLEDGED OR OTHERWISE DISPOSED OF, EXCEPT IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IS EXEMPTION UNDER THOSE ACTS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE ACTS. THE COMPANY HAS NO OBLIGATION TO ANY HOLDER OF THIS DEBENTURE TO FILE SUCH A REGISTRATION STATEMENT.


$100,000                                                          Number 12-95



                            RADIO SYSTEMS CORPORATION

                              KNOXVILLE, TENNESSEE

                                DECEMBER 20, 1995

                10% SUBORDINATED DEBENTURE DUE DECEMBER 20, 1997

                                       AND

                             STOCK PURCHASE WARRANT

         Radio Systems Corporation, a Tennessee corporation (the "Company"), for value received hereby promises to pay to the Registered Holder hereof (the "Holder") the principal sum of One Hundred Thousand No/100 dollars ($100,000) together with interest from the date hereof on the unpaid principal amount. Interest shall accrue daily from the date hereof at the rate of 10% per annum compounded on the basis of a 365 day year on the principal amount outstanding and said interest only shall be payable in arrears at the end of the 24th month from the date hereof; thereafter, interest only shall be paid at the end of each quarter until the principal amount thereof shall have been repaid as provided in this Debenture.

         Payments of principal and interest are to be made at the principal office of the Company located at 5008 National Drive, Knoxville, Tennessee 37914, or, at the option of the Company, by check mailed to the address of each holder appearing on the Company's books and records.



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                                   ARTICLE I.

                                  SUBORDINATION

         A. Payment of this Debenture and the rights of the holder hereunder are subject and subordinate in the manner and to the extent herein provided to the rights of the holder of the "Senior Indebtedness," which is hereby defined as
(i) the Company's principal and all interest on all indebtedness of the company to any commercial bank or other leading institutions, and their participants, whether presently outstanding or from time to time hereafter incurred, under any loan agreement, promissory notes, letters of credit or other instruments of indebtedness, between the Company and any such bank, (ii) any increases or additional advances under or with respect to said instruments of indebtedness of the company payable to such bank, (iii) any mortgage indebtedness of the Company, and (iv) all renewals, extensions and refinancing of the foregoing whether or not with a bank or other lending institution.

         B. Notwithstanding any other provision in this Debenture to the contrary, until all Senior Indebtedness is paid in full, the Company agrees, and the holder hereof by his acceptance of this Debenture agrees, that (i) the Company shall not, directly or indirectly, grant a security interest in, mortgage, assign, or transfer, any properties to secure or satisfy any part of the indebtedness evidenced by this Debenture; (ii) the holder hereof shall not demand or accept from the Company or any other person any such collateral; and
(iii) neither the Company nor the holder hereof shall otherwise take or permit any action prejudicial to or inconsistent with the priority position or the holders of the Senior Indebtedness over the holder created hereby; provided, however, so long as there is no default on any instrument evidencing Senior Indebtedness, payments of principal and interest due under this Debenture may be received and retained by the holder.


                                   ARTICLE II.

                                     DEFAULT

         Section 2.1. Default. The following events shall constitute an event of default under this Debenture:

         A. The failure of the company to pay any part of the principal of or interest on any of the Debentures within thirty (30) days after the same shall have become due and payable; or

         B. The occurrence of an event of default by the Company under any of the terms of any loan agreement relating to payment of the Senior Indebtedness, which default is not cured or waived as provided for by such loan agreement; or

         C. The Company shall commence any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or the Company shall be adjudicated insolvent or bankrupt by a decree of a court of competent jurisdiction; or the company shall petition or apply for, acquiescence in, or asset to, the appointment of any receiver or trustee of the Company or for all or a substantial part of the property of the company; or the company shall make an assignment for the benefit of creditors, or the Company shall admit in writing its inability to pay its debts as they mature; or

         D. There shall be commenced against the Company any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statue of any jurisdiction, whether now or hereafter in





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effect, and any such proceeding shall remain undismissed for a period of sixty
(60) days or the company by any act indicates its consent to, approval of, or acquiescence in, any such proceedings; or a receiver or trustee shall be appointed for the company or for all or a substantial part of the property of the company and any such receivership or trusteeship shall remain undischarged for a period of sixty (60) days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company and the same shall not be dismissed or bonded within sixty (60) days after levy; or

         E. A judgment shall be rendered against the Company and the same shall not be discharged or execution thereof stayed pending appeal within sixty (60) days from the date of the judgment or the Company shall not have discharged such judgment within sixty(60) days after the expiration of any such stay.

         Section 2.2 Occurrence of Default. On the happening of any one or more of such events of default, the Debenture shall forthwith mature and become due and payable together with interest accrued thereon, without presentment, demand protest or notice, all of which are hereby waived.


                                  ARTICLE III.

                                    WARRANTS

         As additional consideration to the holder of this Debenture, the Company hereby grants to such holder the right to purchase 4,000 fully paid and nonassessable shares of common stock of the company, no par value, at the maturity of this Debenture or when prepaid for a purchase price of one cent ($.01) per share of common stock. This warrant does not confer upon the holder any right whatsoever as a shareholder of the company until such holder exercises his rights to acquire the stock of the company. Such common stock shall be issued subject to all reasonable conditions and requirements required by the Company.

         If this Debenture has not been redeemed and repaid in full within 24 months from the date hereof, the Company agrees to issue quarterly thereafter to the holder of this Debenture additional warrants for the purchase of 500 shares of stock at one cent ($.01) per share or pro rata to the balance of principal unpaid at the end of the 24th month and each subsequent quarter.

         The shares of common stock of the company issued upon the exercise of the warrants herein have not been registered under the 1933 Act or under the securities laws of any state. Any common stock of the company issued in connection with warrants granted herein by the Company may not be sold, transferred, pledged or hypothecated in absence of (i) an effective registration statement under the 1933 Act or if such registration or qualification as may be necessary under the securities laws of any state or (ii) an opinion of legal counsel in form and substance reasonably satisfactory to the company that such registration or qualification is not required. The Company may cause the certificates evidencing all or any of the shares issued upon the exercise of the warrants contained herein to bear the following legend:

         THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE OR AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.



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         The warrants granted herein may be exercised by the holder hereof under the conditions set forth herein upon the delivery of written notice of intent to exercise to the Company together with the evidence of ownership of this Debenture and a certified check payable to the Company for the aggregate purchase price of the shares so purchased. Upon the exercise of the warrants herein, the Company shall as promptly as practical execute and deliver to the holder of the warrants a certificate for the total number of shares for which the warrants are being exercised in such name in denominations as requested by such holder.


                                   ARTICLE IV.

                                  MISCELLANEOUS

         Section 4.1. Lost Debenture. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Debenture, and upon delivery of an indemnity bond in such reasonable amount as the Company may determine, or, in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Company at its expense will execute and deliver, in lieu thereof, a new Debenture of like tenor, dated the date to which interest has been paid on such lost, stolen, destroyed or mutilated Debenture.

         Section 4.2. Transfer of Debenture. No transfer of this Debenture shall be valid unless made at the principal office of the company by the registered owner in person or by his duly authorized attorney, the name of the transferee being noted on the reverse side of this Debenture by the Company; or by surrender and cancellation of this Debenture and upon such cancellation, a new Debenture of the same principal amount will be issued to the transferee in exchange therefor. This restriction on transfer is in addition to restrictions noted in the legend on the face hereof.

         Section 4.3. Registered Owner. The company may deem and treat the person in whose name this Debenture may be registered as the absolute owner of this Debenture for the purpose of the receiving payment of principal and interest on this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         Section 4.4 Exemption from Individual Liability. No recourse shall be had for the payment of the principal or the interest of the Debenture, or for any claim based thereon, or otherwise, against any incorporator, shareholder, officer, director or attorney of the Company or of any successor or subsidiary corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly released by the acceptance of the Debenture by the holder as a part of the consideration for the issuance thereof.

         Section 4.5. Prepayment. This Debenture may be prepaid at anytime in whole or in part at the option of the company.



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         IN WITNESS WHEREOF, this Debenture is executed and delivered as of the date first above written.

                                          RADIO SYSTEMS CORPORATION


                                          By:     /s/ James D. Hudson
                                                  ----------------------------
                                                  James D. Hudson
                                          Title:  Chief Financial Officer

REGISTERED HOLDER

Dean Witter Reynolds, Custodian
FBO E. Douglas Grindstaff IRA
Attn:  Donna Sullivan
5 World Trade Center, 6th Floor
New York, NY  10048



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Principle amount of Debenture: $100,000.00

SUBSCRIBER: Douglas Grindstaff


/s/  Douglas Grindstaff
----------------------------------
Douglas Grindstaff

###-##-####
----------------------------------
Social Security Number


Residence Address:                          Mailing Address, if different
                                            from residence address:

823 Tyne Blvd.
----------------------------------      --------------------------------------

Nashville, TN 37220
----------------------------------      --------------------------------------

Accepted this 20th day of December, 1995.

                                        RADIO SYSTEMS CORPORATION
                                        By:    /s/  James D. Hudson
                                               -------------------------------
                                               James D. Hudson

                                        Title: C.F.O.
                                               ----------------------


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